Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas L. Aller

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust II (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 14th day of December, 2011.

/s/ Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

D. Sherwin Artus

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust II (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 14th day of December, 2011.

/s/ D. Sherwin Artus
D. Sherwin Artus

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas P. Briggs

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust II (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 14th day of December, 2011.

/s/ Thomas P. Briggs
Thomas P. Briggs

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Philip E. Doty

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust II (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 14th day of December, 2011.

/s/ Philip E. Doty
Philip E. Doty

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William N. Hahne

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust II (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 14th day of December, 2011.

/s/ William N. Hahne
William N. Hahne

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Allan R. Larson

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust II (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 14th day of December, 2011.

/s/ Allan R. Larson
Allan R. Larson